UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 12, 2005

         Morgan Stanley ABS Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-121914	13-3939229
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 761-4000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

The Registrant registered issuances of its Aames Mortgage Investment Trust 2005-4 Mortgage Backed Notes, Series 2005-4 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-121914) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,176,654,000 aggregate principal amount of Class 1A1, Class 2A1, Class 2A2, Class 2A3SS, Class 2A3MZ, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class B1, Class B2 and Class B3 Notes of its Aames Mortgage Investment Trust 2005-4 Mortgage Backed Notes on September 12, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated May 10, 2005, as supplemented by the Prospectus Supplement dated September 7, 2005 (the “Prospectus Supplement”), to file a copy of the Amended and Restated Trust Agreement, the Indenture, the Transfer and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Notes, forms of which were filed as an exhibit to the Registration Statement.

The Ownership Certificate was issued pursuant to an amended and restated trust agreement dated September 12, 2005 (the “Amended and Restated Trust Agreement”), among Morgan Stanley ABS Capital I Inc., as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as trust administrator (in such capacity, the “Trust Administrator”).  The Notes were issued pursuant to an indenture dated as of September 1, 2005 (the “Indenture”), among Aames Mortgage Investment Trust 2005-4, as issuer (the “Issuer”), the Trust Administrator and Deutsche Bank National Trust Company, as indenture trustee (the “Indenture Trustee”).  The Amended and Restated Trust Agreement is attached hereto as Exhibit 4.1.  The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of two pools of conventional, first and second lien, adjustable and fixed rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,197,612,280 as of September 1, 2005.

The Mortgage Loans were sold by Aames Investment Corporation (the “Seller”) to the Registrant pursuant to the terms of a mortgage loan purchase and assignment agreement dated as of September 1, 2005 (the “Mortgage Loan Purchase Agreement”), between the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below).  A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (in such capacity, the “Master Servicer”), pursuant to the terms of a transfer and servicing agreement dated as of September 1, 2005 (the “Transfer and Servicing Agreement”), among the Issuer, the Registrant, the Trust Administrator, the Master Servicer, Aames Capital Corporation, as servicer, the Seller, and the Indenture Trustee.  A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Amended and Restated Trust Agreement dated September 12, 2005, among Morgan Stanley ABS Capital I Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of September 1, 2005, among Aames Mortgage Investment Trust 2005-4, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2005, between Aames Investment Corporation, as Seller, and Morgan Stanley ABS Capital I Inc., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of September 1, 2005, among Aames Mortgage Investment Trust 2005-4, as Issuer, Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.3

Group 1 Cap Agreement Confirmation, dated as of September 12, 2005, between Swiss Re Financial Products Corporation and Aames Mortgage Investment Trust 2005-4.

99.4

Group 2 Cap Agreement Confirmation, dated as of September 12, 2005, between Swiss Re Financial Products Corporation and Aames Mortgage Investment Trust 2005-4.

99.5

Subordinate Cap Agreement Confirmation, dated as of September 12, 2005, between Swiss Re Financial Products Corporation and Aames Mortgage Investment Trust 2005-4.

SIGNATURES

The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 12, 2005.

MORGAN STANLEY ABS CAPITAL I INC.

By:  /s/  Valerie Kay

Name:  Valerie Kay

Title:  Managing Director

EXHIBIT INDEX

Exhibit No.

Description

4.1

Amended and Restated Trust Agreement dated September 12, 2005, among Morgan Stanley ABS Capital I Inc., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

4.2

Indenture dated as of September 1, 2005, among Aames Mortgage Investment Trust 2005-4, as Issuer, Wells Fargo Bank, N.A., as Trust Administrator, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.1

Mortgage Loan Purchase Agreement dated as of September 1, 2005, between Aames Investment Corporation, as Seller, and Morgan Stanley ABS Capital I Inc., as Purchaser.

99.2

Transfer and Servicing Agreement dated as of September 1, 2005, among Aames Mortgage Investment Trust 2005-4, as Issuer, Morgan Stanley ABS Capital I Inc., as Depositor, Wells Fargo Bank, N.A., as Trust Administrator and Master Servicer, Aames Capital Corporation, as Servicer, Aames Investment Corporation, as Seller, and Deutsche Bank National Trust Company, as Indenture Trustee.

99.3

Group 1 Cap Agreement Confirmation, dated as of September 12, 2005, between Swiss Re Financial Products Corporation and Aames Mortgage Investment Trust 2005-4.

99.4

Group 2 Cap Agreement Confirmation, dated as of September 12, 2005, between Swiss Re Financial Products Corporation and Aames Mortgage Investment Trust 2005-4.

99.5

Subordinate Cap Agreement Confirmation, dated as of September 12, 2005, between Swiss Re Financial Products Corporation and Aames Mortgage Investment Trust 2005-4.